China Gengsheng Minerals, Inc.
(OTCBB: CHGS)



Investor Presentation

May 2008

One of China's leading manufacturers of mineral-based, heat-resistant, environmentally friendly & energy-efficient products for steel & oil industries.

Safe Harbor Statement

This presentation includes or incorporates by reference statements that constitute forward-looking statements. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements include, but are not limited to, information or assumptions about revenues, gross profit, expenses, income, capital and other expenditures, financing plans, capital structure, cash flow, liquidity, management's plans, goals and objectives for future operations and growth. In some cases, you can identify forward-looking statements by the use of words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," "continue," or the negative of these terms or other comparable terminology. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect actual results, levels of activity, performance or achievements.

Investment Highlights

- Mineral-based solution for saving energy & cutting cost
- High-profile customers in steel and oil industries
- Long-standing relations with customers in steel sector
- Stable access to raw materials
- A robust R&D program; a culture of innovations
- Proven high revenue growth with strong gross margin*
- Leading player in the fragmented market



** Rev. +44% YoY, gross margin 40.8% in 2007 (Company filings)*

Gengsheng Overview
(OTCBB: CHGS)

耕生 gengsheng



A Leading Chinese Refractory Maker

- Founded in 1986 & based in Henan
- 1.2% market share of monolithic refractories in a market of approximately 2,000 suppliers*

4 Mineral-Based Industrial Products

- Monolithic & shaped refractories (targeting steel industry)
- Ceramics (chemical, petro, electronics industries)
- Fracture proppants (oil & gas industry)
- Fine precision abrasives (optical equipment manufacturers)

A-List Customers Around the World

- Top Chinese steel makers incl. Baosteel & Angang
- Chinese oil majors (PetroChina, Sinopec and CNOOC)
- Foreign customers include ArcelorMittal
- A total of about 200 customers in 12 countries incl. China

A Culture of Innovation

- Mgmt has over 20 years of industry experience
- 1,050 employees as of '07; R&D team of 54
- Over 50 new products; won 9 national or provincial awards
- 4 patents in castables & ceramics

* *Source: Management estimate*

What Is Refractory?

ASTM C 71-01 definition of refractory: Nonmetallic materials having those chemical and physical properties that make them applicable for structures, or as components of systems, that are exposed to temperature of above 1000° F (538°C).



- Refractory can withstand high temperature and are used during heavy industrial production processes.
- In steel mills, refractory products are used as linings in hot ovens, where molten iron and steel are refined and transferred between vessels.
- High-grade refractories are customized to ensure durability and safety, and to minimize heat and mass transfer loses.

What is Monolithic Refractory ?

A refractory which may be installed *in situ*, without joints to form an integral structure.



Brick



Monolithic

Advantages

- Lower overall energy consumption
- Higher installation efficiency and reduced installation costs
- Higher safety due to joint-free structure
- Reduced material consumption
- More adaptable to complicated configurations

Rising Use of Monolithics

➢ Monolithics are growing as a % of total refractory use



~65
~75
~45
~50
~50
~60
~35
<50
(BaoSteel)
Japan
Europe
America
China
Percentage of Monolithics (%)
Percentage of Monolithics in Steel Industry (%)

➢ About 85% of our refractory production capacity is for monolithics.

Source: Research report by Dr. Ningsheng Zhou, Shuhe Hu and Sanhua Zhang of Luoyang Institute of Refractory Research, published in 2004

Structural characteristics:
China's Steel Industry

- China steel: 36% of world's steel output in 2007, up from 18% in 2001*
- Contributed 65% of the growth in global steel output 1997- 2007 and expected to grow 6%-10% in 2008**
- China's steel industry is experiencing structural supply tightness
- Gov't mandates: consolidation, energy-saving and pollution-cutting
- Rising inflation pressure and gov't policy may benefit big steel makers


Tons millions
'01-'07 China Steel Output CAGR 21.7%
50
40
30
20
10
0
97
98
99
00
01
02
03
04
05
06
07
monthly steel production

Source: International Iron & Steel Institute, China Mining Association (CMA)
***Source: Bloomberg News story on Dec. 7, 2007, citing BHP Billiton Ltd.; www.chinamining.org*

Backbone for Steel Makers:
China's Refractory Market





- Chinese refractory market is estimated to be over $10B in 2007*, with monolithics at $4B**
- High-grade refractories are increasingly energy-efficient and environmentally friendly
- Most of our customers are large-scale steel makers in need of modernization and higher-quality products

** Chinese Bureau of Statistics;*
***Company internal estimate*

Competition

- Most Chinese manufacturers, like Gengsheng, began in the 1980s as Town & Village-owned Enterprises (TVEs).





- There are currently approximately 2,000 different manufacturers of industrial refractories in China*, constituting a very fragmented market.
- Most Chinese refractory manufacturers are based in or near resource-rich provinces (e.g., Henan, Shanxi, Liaoning, Shandong, Hebei, etc.).

Company internal estimates

Peer Comparisons

Company	Mkt Share in China*	2007 Output ('000 mt)*	Strengths*	Weaknesses*
China Gengsheng	1.2%	100	Monolithics + pressed bricks; R&D in reheat Furnaces & ladles	Relatively smaller product mix
Henan Puyang Refractories	1.5%	150	Shaped refractories & exports (esp. Eastern Europe)	Not enough specialty and value-added monolithic products
Beijing Lier Refractories	0.9%	70	Monolithic	Not enough R&D
Wuhan Ruisheng Specialty Refractory Materials	0.5%	40	Marketing	Lack of scale; not enough R&D

Company internal estimates

Advantage:
High-Profile Customers

Top 5 Customers of Gengsheng	% of '07 Rev.*
Rizhao Steel Co.	16%
Jiuquan Iron & Steel Co.	9%
Yangtze Iron & Steel Co.	6%
Heilongjiang Jianlong Steel	4%
Ispat Group in India	4%
Total	39%

Customers include the Top Three Chinese Steel Makers (By Output)

1. BAOSTEEL
2. 唐钢集团 TANGSTEEL GROUP
3. 鞍山钢铁集团公司 Anshan Iron and Steel Group Corporation

Source: Management estimates, based on existing contracts

Advantage:
Full-Service Programs

Launched in 2004, Gengsheng's full-service programs ensures installation and maintenance on site



- Most refractory manufacturers in developed countries can provide such "full services," while in China such programs are estimated to be < 20%
- CHGS full-service accounted for 43% of sales in 1Q 2008
- Innovative, efficient manufacturers use such programs to cut costs
- Fomenting long-term business ties with customers

Advantage:
Research & Development





➢Long-term, sustained R&D

Gengsheng in the 1980s was the first to adopt technologies developed by Luoyang Institute of Refractory Research (LIRR) and has been working with Prof. Zaigeng Li & Dr. Ningsheng Zhou at LIRR since then

➢Senior technology adviser

Director Dr. Zhou has helped the company commercialize breakthrough technologies for refractory used in reheat furnaces, ladles, etc.

➢Research focuses in 2008

4 new refractory materials
3 new fracture proppants (to extract oil & gas deposits)
2 new fine-precision abrasive products (to polish optical, semiconductor and fine metal surfaces)
1 new ceramic product

Advantage:
Industry Experts



Mr. Shunqing Zhang, CEO, President & Chairman

- Bought Gengsheng's predecessor for $1,250 in 1986
- Managed a local water utility in his 20's and a local coal mine in his 30's
- Ran the initial refractory manufacturing plant in the early 1990s

Mr. Huqing Xu, General Manager

- Business manager at Shougang Corp., one of China's top 10 steel makers, for over 10 yrs; ran the Latin American projects
- Extensive contacts in China's steel industry
- Most recently was the CEO of Hanxin Magnetic Materials Technology Co., Ltd. in Wuhan, Hubei Province

Dr. Kai Shi, Chief Engineer

- An authority figure in refractory technology
- Worked as vice president and chief engineer at Xinxiang Boma Refractories Co. in Henan
- Recipient of 2 patents and several national/local awards in refractory technology

Dr. Ningsheng Zhou, director & Senior Adviser

- Director of High Temp. Materials Institute at Henan Univ. of Sci. & Tech.
- Ph.D. in Metallurgy and Materials Eng. at University of Montreal, Canada
- Visiting scholar at Dolomitwerke GmbH Wuelfrath, Germany, focused on castables
- Senior researcher at Luoyang Institute from 1982-2004; R&D breakthrough in steel ladles
- Recipient of 7 national/local awards for achievements in monolithic refractories

New Product:
Fracture Proppant



- Fracture proppant is used to reach trapped pockets of oil and natural gas deposits, leading to higher yields from oil and natural gas wells

- The fracture proppant market in China is 500,000 tons strong, or about $300 million.* High-performance fracture proppant is in high demand



- In October 2007, Gengsheng was certified by PetroChina, Sinopec and CNOOC as a first-tier supplier of fracture proppants for their oil & gas-drilling operations

** Source: Management estimates*



耕生
gengsheng
oil
oil
oil
oil
oil
oil

How does hydraulic fracturing work?


cannula
oil pipe
hydraulic anchor
packer
pay zone 1
pay zone 2
pay zone 3
bottom

- After a well is drilled, a high-viscosity fluid is injected under high pressure. The pressure exceeds the rock strength and the fluid opens or enlarges fractures in the rock.



- After the formation is fractured, ceramic proppants carried by the fluid are pumped into the fractures to keep them from closing when the pumping pressure is released.

New Product:
Precision Abrasives



- Aiming for Q3 2008 product launch; could be the next area of growth
- Precision abrasives are used to polish optical equipment, semiconductors and fine-metal surfaces, including solar equipment
- High margin, high growth, high entry barrier

Application of Precision Abrasives:

Wire slicing of silicon ingot





Business Segments

Products	% of Sales*	Customers	Strategy	Annual Capacity (metric tons)
Refractory products	90.2%	Steel, cement, nonferrous metals industries, etc.	Sales + services; banking on steel industry changes	100K (mono) + 15K (shaped)
Industrial ceramics**	3.5%	Electric, chemical, electronic industries, etc.	Complements the growth in the steel industry	150,000 pieces
Fracture proppants	6.3%	Oil & gas industries	Chinese Oil Majors' surging E&P activity	60K
Fine precision abrasives	N/A	Machinery, solar and optical equipment, etc.	High-margin product; targeting high-tech industry	50K planned (facilities to be constructed in 2008)

Source: Based on First Quarter 2008 figures, from Company filings

***Includes abrasive balls and electronic ceramics*

Financial Highlights



- Solid revenue growth
- Met make-good in 2007
- Robust growth in proppants
- High profitability
- Shrinking receivables

Solid Revenue Growth



USD millions
40
35
30
25
20
15
10
5
0
18.9
2.2
22.2
3.9
27.5
4.5
39.7
8.3
FY04
FY05
FY06
FY07
Revenue
Pro Forma Net Income

Source: Company filings

2007 GAAP Net Income: $3 million

Met Make-Good in '07

	Three Month Period		Full Year Period	
	March 31, 2008 (unaudited)	March 31, 2007 (unaudited)	Dec 31, 2007 (audited)	Dec 31, 2006 (audited)
Revenues	$ 9.6M	$ 8.5M	$ 39.7M	$ 27.5M
YoY growth	12.8%		44.4%	
Gross profit	3.6M	3.4M	16.1M	10.9M
YoY growth	6.0%		46.8%	
Income from operations	1.5M	1.5M	8.9M	4.7M
YoY growth	-		89.4%	
Net income	1.2M	1.3M	GAAP 8.3M Adjusted 3.0M*	4.5M
Diluted EPS	0.05	0.07	GAAP 0.38 Adjusted 0.14*	N/A

Source: Company filings
**Ex-items excludes an unusual, non-cash charge of $5.3 million, related to the Make Good provision in the Escrow Agreement of April 2007.*
*** GAPP numbers after taking into account the changes from Make Good Provisions.*

Robust Growth in FP

Product segment as % of revenues	1Q 2008	FY2007	FY2006
Monolithic refractory	90.2%	96.0%	96.9%
Industrial ceramics	3.5%	2.9%	3.1%
Fracture proppants	6.3%	1.1%	N.A.

Source: Company filings

High Profitability

	1Q 2008	FY2007	FY2006
Gross Margin	37.0%	40.5%	39.8%
Operating Margin	15.1%	22.5%	16.9%
Net Margin	12.4%	GAAP 20.9% Adjusted 7.56%*	16.4%

Corporate tax rate is expected to stay at 15% until 2009.

Source: Company filings

**Net margin takes into account an unusual, non-cash charge of $5.3 million, recorded on December 31, 2007, related to the Make Good provision in the Escrow Agreement of April 2007.*

Shrinking Receivables

耕生 gengsheng

	March 31, 2008 (unaudited)	December 31, 2007 (audited)
Cash and cash equivalents	$ 2.8M	$ 2.0M
Receivables	24.4M	28.7M
PPE, net	9.1M	8.7M
Total current liabilities	18.5M	17.1M
Total stockholders' equity	39.6M	37.2M

Source: Company filings

Growth Drivers







- Supply tightness in global steel, China's continued economic development and modernization of Chinese steel mills
- High commodity prices, surging activity in oil & gas drilling in China
- Increasing production of precision equipment and development of solar energy industry in China
- Consolidation in the refractory materials sector in China

Investment Highlights

- Mineral-based solution for saving energy & cutting cost
- High-profile customers in steel and oil industries
- Long-standing relations with customers in steel sector
- Stable access to raw materials
- A robust R&D program; a culture of innovations
- Proven high revenue growth with strong gross margin*
- Leading player in the fragmented market



** Rev. +44% YoY, gross margin 40.8% in 2007 (Company filings)*

Thank you!



INVESTOR CONTACTS

- In China:
  China Gengsheng Minerals, Inc.
  Mr. Fulong Zheng
  Email: gszfl@gengsheng.com

- In the U.S.:
  The Global Consulting Group
  Mr. Valentine Ding
  Phone: +646-284-9412
  Email: vding@hfgcg.com